UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2014

NAVIDEA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Metro Place North, Suite 450, Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Cash Bonus Goals for Executive Officers

On January 28, 2014, the Compensation, Nominating and Governance Committee (the “Committee”) of the Board of Directors of Navidea Biopharmaceuticals, Inc. (the “Company”) adopted the following corporate objectives related to potential 2014 bonus grants:

•	Achievement of various development and commercial goals for the Company’s Lymphoseek® (technetium Tc 99m tilmanocept) Injection product, including: (1) generation of specified revenue amounts derived directly from Lymphoseek during fiscal 2014, subject to a maximum 30% reduction of bonus if not achieved; (2) approval of the supplemental New Drug Application for Lymphoseek for head and neck cancer, subject to a maximum 5% reduction of bonus if not achieved; and (3) initiation of ex-U.S. commercial launch activities for Lymphoseek in select countries, subject to a maximum 5% reduction of bonus if not achieved.
•	Achievement of a specified percentage of the total target enrollment in the Company’s NAV4-01 Phase 3 trial for NAV4694, subject to a maximum 5% reduction of bonus if not achieved.
•	Realization of a specified amount in revenue from ‘business development’ sources such as in-licensing or partnering milestone payments, subject to a maximum 15% reduction of bonus if not achieved.
•	Commencement of a Phase 1 or later stage clinical study for a Manocept platform product candidate, subject to a maximum 5% reduction of bonus if not achieved.
•	Discretionary bonus, equal to 20% of the total bonus objective.

The aforementioned objectives relate to the target bonus amounts established by the Committee related to the officers listed in the table below, to be paid in the first quarter of 2015, subject to reduction if the goals are not achieved. Each of the listed executive officers is a “named executive officer,” as that term is defined in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended. The final amount of any cash bonus to be paid to the officers will be subject to the determination of the Committee at a meeting to be held after the delivery of the financial statements of the Company for the year ending December 31, 2014, and adjusted by the weighting percentage, if any, of the overall corporate objectives which were not achieved.

Name	Position	2014 Maximum Cash Bonus Amount

Mark J. Pykett, V.M.D., Ph.D.	Chief Executive Officer	$199,500

Thomas H. Tulip, Ph.D.	President and Chief Business Officer	$109,900

Brent L. Larson	Executive Vice President, Chief Financial Officer, Treasurer and Secretary	$71,500

Cornelia B. Reininger, M.D., Ph.D.	Senior Vice President and Chief Medical Officer	$90,000

Frederick O. Cope, Ph.D.	Senior Vice President and Chief Scientific Officer	$69,783

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: February 3, 2014	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer